Exhibit a(ii) under Form N-1A
                                     Exhibit 3(i) under Item 601/Reg. S-K


                                 Amendment No. 4
                                     to the
          Amended and Restated Agreement of Limited Partnership

                          Federated Core Trust II, L.P.
                         a Delaware Limited Partnership

This Agreement of Limited Partnership is amended as follows, effective February 17, 2005:

A. Strike subsection y, Series, of Section 3, Definitions, of Article I Names and Definitions, and substitute in its place the follows:

(y) "Series" shall refer to the Emerging Markets Fixed Income Core Fund, Mortgage Core Fund, Capital Appreciation Core Fund and Federated Market Plus Fund and to each series of Interests established and designated in the future under or in accordance with the provisions of Article III and shall mean an entity such as that described in Section 18(f)(2) of the 1940 Act, and subject to Rule 18f-2 thereunder.

      IN WITNESS WHEREOF, the parties named below have executed this Partnership Agreement as of the 17th day of February, 2005.

                                       Federated Private Asset
                                       Management, Inc., as General
                                       Partner


                                       By:  /s/ John W. McGonigle
                                            ----------------------------------
                                            Name:  John W. McGonigle
                                            Title:  Executive Vice
                                       President

      DIRECTORS of the Partnership, solely in their capacity as such and not as partners:

/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh

                                 Amendment No. 5
                                     to the
          Amended and Restated Agreement of Limited Partnership
                          Federated Core Trust II, L.P.
                         a Delaware Limited Partnership

This Agreement of Limited  Partnership  is amended as follows,  effective
March 31, 2005:
B.    Strike  subsection  y,  Series,  of  Section  3,  Definitions,   of
      Article I Names and Definitions, and substitute in its place the follows:


(y) "Series" shall refer to the Emerging Markets Fixed Income Core Fund, Mortgage Core Fund, Capital Appreciation Core Fund and Market Plus Core Fund (formerly: Federated Market Plus Fund) and to each series of Interests established and designated in the future under or in accordance with the provisions of Article III and shall mean an entity such as that described in
Section 18(f)(2) of the 1940 Act, and subject to Rule 18f-2 thereunder.

      IN WITNESS WHEREOF, the parties named below have executed this Partnership Agreement as of the 31st day of March, 2005.

                                       Federated Private Asset
                                       Management, Inc., as General
                                       Partner


                                       By:  /s/ John W. McGonigle
                                            ---------------------------
                                            Name:  John W. McGonigle
                                            Title:  Executive Vice
                                       President

      DIRECTORS of the Partnership, solely in their capacity as such and not as partners:

/s/ John F. Donahue                 /s/ Lawrence D. Ellis, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/s/ Thomas G. Bigley                /s/ Peter E. Madden
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/s/ John T. Conroy, Jr.             /s/ Charles F. Mansfield, Jr.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/s/ Nicholas P. Constantakis        /s/ John E. Murray, Jr.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/s/ John F. Cunningham              /s/ Marjorie P. Smuts
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/s/ J. Christopher Donahue          /s/ John S. Walsh
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh